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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                October 11, 1999
                     -------------------------------------
                       (Date of earliest event reported)
                                (Date of Report)


                              RITE AID CORPORATION
                     -------------------------------------
             (exact name of Registrant as specified in its charter)


      Delaware                      1-5742                      23-1614034
   ----------------------------------------------------------------------------
     (State of              (Commission File No.)              (IRS Employer
   Incorporation)                                           Identification No.)


                 30 Hunter Lane, Camp Hill, Pennsylvania 17011
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          (Address of principal executive offices, including zip code)


                                 (717) 761-2633
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          The company issued a press release on October 11, 1999, disclosing its preliminary second quarter sales and loss and its planned restatement of historical financial information. The press release set forth as Exhibit 99 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

           99.1  Press release dated October 11, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 12, 1999

                                        RITE AID CORPORATION


                                        By: /s/ Joseph S. Speaker
                                           ----------------------------
                                       Name:  Joseph S. Speaker
                                       Title: Senior Vice President and
                                              Chief Accounting Officer
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                                 EXHIBIT INDEX


Exhibit No.    Exhibit
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99.1           Press release dated October 11, 1999